UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: August 4, 2016
(Date of earliest event reported): August 3, 2016

 SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3807 West Chester Pike, Newtown Square, PA	19073
(Address of principal executive offices)	(Zip Code)
(866) 248-4344
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On August 3, 2016, Sunoco Logistics Partners L.P. (the "Partnership") issued a press release announcing its financial results for the second quarter 2016. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press release dated August 3, 2016.
Forward-Looking Statements
Statements contained in the exhibit to this report that state the Partnership's or its management's expectations or predictions of the future are forward-looking statements. The Partnership's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ PETER J. GVAZDAUSKAS
Peter J. Gvazdauskas Chief Financial Officer and Treasurer
August 4, 2016
Newtown Square, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated August 3, 2016.

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